UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2010 (May 11, 2010)

YUHE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

NEVADA	001-34512	87-0569467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Hailong Street
Hanting District, Weifang, Shandong Province
The People’s Republic of China

+ 86 536 736 3688
(Address and telephone number of Registrant’s principal executive offices)

                        N/A                        < /div>
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 11, 2010, Yuhe International, Inc., the “Registrant”, issued a press release announcing the holding of a conference call at 9:00 a.m. ET on May 14, 2010 to discuss the results for the first quarter ended March 31, 2010.  A copy of the press release is filed herewith as Exhibit 99.1.

On May 14, 2010, the Registrant issued a press release announcing its results for the first quarter ended March 31, 2010.  A copy of the press release is filed herewith as Exhibit 99.2.

The information in this Current Report included in this Item 2.02, including the exhibit included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits

EXHIBITS

99.1	Press Release of Yuhe International, Inc. dated May 11, 2010.
99.2	Press Release of Yuhe International, Inc. dated May 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yuhe International, Inc.

Date: May 14, 2010	By:	/s/ Gao Zhentao
Gao Zhentao
Chief Executive Officer